UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Edgewood Growth Fund

Semi-Annual Report	April 30, 2019

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-791-4226. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
April 30, 2019

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-791-4226; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

Dear Shareholders:

Your Fund’s performance was +12.56% (Institutional Shares) and +12.29% (Retail Shares) for the six months ended April 30, 2019. The performance of the S&P 500 Growth Index was +10.90% and the S&P 500 Index (TR) was +9.76% in the same period of time. Looking at the trailing twelve months ending April 30, 2019, the Fund appreciated by +14.46% (Institutional Shares) and +14.00% (Retail Shares). In the same trailing twelve-month period, the S&P 500 Growth Index was +16.94% and the S&P 500 Index (TR) was +13.49%.

Over the last six months, the top portfolio contributors were PayPal Holdings Inc., American Tower Corp., Visa Inc., Equinix Inc., and Facebook Inc.

Starting with PayPal, the rapid worldwide growth in Total Payment Volume continued to be the main driver of the stock. This volume growth is aided by the outsized growth in peer-to-peer payments, specifically Venmo, which we believe will become a significant driver of profits for the company over time. We continue to believe that PayPal has a long runway of growth ahead.

We consider American Tower to be one of the most reliable growth companies in the portfolio. Its global cell phone tower business appreciates as personal consumption of data increases and the company enters new geographies. We believe American Tower will significantly benefit from the rollout of the next wireless upgrade system, 5G.

Visa is the largest payments network in the world and continues to drive the adoption of electronic payments worldwide. Whether it’s through PayPal, Nike Direct, or Amazon.com, Visa seeks to capitalize on the explosion of alternative payment methods and to facilitate as much commerce as possible. We have high conviction in its continued robust growth story.

Equinix continued its global growth on the back of increased demand for off-premise data storage centers. The company remains innovative in product introductions and benefits from its unique scale enabling it to land new customer contracts from both private enterprises and government entities.

Finally, we believe Facebook is working through the well-known privacy concerns that have plagued the stock this past year. Management has ramped up security investments in the platform, and we believe the accelerating expenses are peaking or have peaked. Meanwhile, the underlying business continues to grow at a remarkable pace. The decline in expenses coupled with the acceleration of revenue on new platforms is beginning to prove out.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

The top portfolio detractors were Nvidia Corp., Allergan Plc., Booking Holdings Inc., Intuitive Surgical Inc., and CME Group Inc.

Nvidia had a rare slowdown in its business and missed guidance several times. Edgewood reassigned analytical coverage of the company to different sets of eyes within Edgewood. After an exhaustive review, we concluded the company would get back on track in due course. Some of the preliminary signs seem encouraging, and we will continue to monitor the situation closely.

Allergan was a disappointment and we decided to exit the position.

While Booking Holdings remains an integral part of online travel, the company has recently experienced decelerating growth due to a confluence of factors. We will continue to monitor the company’s progress in the months ahead.

Intuitive Surgical reported strong procedure growth and robotic system placements, but missed some analysts’ estimates as the company seeks to expand the da Vinci install base through leasing arrangements. This shift can lower reported revenue in the short-term, but ultimately creates a future source of recurring revenue and reduced system revenue volatility over the long-term.

Finally, CME was a stellar performer throughout 2018 and due to difficult year-over-year volume comparisons, some Street analysts have become less than optimistic. Our view is much longer-term and we believe the company remains poised for double digit volume growth, keeping us very interested in the secular story.

The US economy has remained remarkably resilient through the beginning of 2019. While we do not expect the level of GDP growth attained last year, current economic indicators remain strong. We are keeping a sharp eye on interest rates, inflation and trade rhetoric. Rates and inflation appear benign, and we freely admit we can not tell what will happen on the trade front. That said, the companies in your portfolio are thriving and that should be the long-term determinant of future performance.

Sincerely,

Edgewood Management LLC

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including loss of principal. The Edgewood Growth Fund is a non-diversified fund. There can be no assurance that the Fund will achieve its stated objectives.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

Definition of Comparative Indices

The S&P 500 Growth Index is a market capitalization weighted index consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “S&P 500” is one of the most widely used benchmarks of U.S. equity performance.

Performance Through April 30, 2019

		Three	One	Five	Ten	Since
Fund	Ticker	Months	Year	Years*	Years*	Inception*
Edgewood Growth Fund, Institutional Shares	EGFIX	12.37%	14.46%	17.10%	16.94%	11.59%
Edgewood Growth Fund, Retail Shares	EGFFX	12.24%	14.00%	16.65%	16.68%	11.25%

* Annualized

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, please call 800-791-4226. Expense ratios are: Institutional class 1.00% (net); 1.06% (gross); Retail class 1.40% (net); 1.46% (gross) as of the prospectus dated March 1, 2019. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 28, 2020. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until February 28, 2020. The Inception date of the Fund is February 28, 2006.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

SECTOR WEIGHTINGS †:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.3%

	Shares	Value

BUSINESS SERVICES — 13.5%
Cognizant Technology Solutions Corp., Cl A	5,701,288	$415,965,972
IHS Markit Ltd.*	8,909,885	510,180,015
Visa Inc., Cl A (A)	6,500,602	1,068,893,987

		1,995,039,974

COMMUNICATION SERVICES — 13.8%
Alphabet Inc., Cl A*	696,103	834,599,653
Facebook Inc., Cl A*	3,897,447	753,766,250
Netflix Inc. *(A)	1,224,357	453,673,243

		2,042,039,146

CONSUMER STAPLES — 3.9%
The Estée Lauder Companies Inc., Cl A	3,375,027	579,863,389

CONSUMER DISCRETIONARY — 13.1%
Amazon.com Inc.*	290,655	559,952,670
Booking Holdings Inc.*	334,905	621,245,426
Nike Inc., Cl B	8,501,177	746,658,376

		1,927,856,472

FINANCIALS — 12.4%
Charles Schwab Corp	10,915,297	499,702,296
CME Group Inc., Cl A(A)	3,618,793	647,402,068

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
S&P Global Inc.	3,119,530	$688,355,490

		1,835,459,854

HEALTH CARE — 11.2%
Align Technology* (A)	1,241,052	402,944,763
Illumina Inc.* (A)	2,045,747	638,273,064
Intuitive Surgical Inc.*(A)	1,192,799	609,078,954

		1,650,296,781

INFORMATION TECHNOLOGY — 15.5%
Adobe Inc.*	2,271,291	656,970,922
NVIDIA Corp	3,858,413	698,372,753
PayPal Holdings Inc.*	8,240,300	929,258,631

		2,284,602,306

MATERIALS — 3.9%
Ecolab Inc. (A)	3,115,580	573,515,966

REAL ESTATE — 10.9%
American Tower Corp., Cl A	4,076,519	796,144,161
Equinix Inc.	1,793,456	815,484,443

		1,611,628,604

TOTAL COMMON STOCK (Cost $7,873,509,419)		14,500,302,492

SHORT-TERM INVESTMENT — 1.4%

Fidelity Institutional Money Market Funds - Government Portfolio, Cl I, 2.310% (B) (Cost $212,649,478)	212,649,478	212,649,478

TOTAL INVESTMENTS — 99.7% (Cost $8,086,158,897)		$14,712,951,970

Percentages are based on Net Assets of $14,753,694,776.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

(A)	This security or a partial position of this security is on loan at April 30, 2019 (See Note 10). The total market value of securities on loan at April 30, 2019 was $437,733,613.
(B)	The rate reported is the 7-day effective yield as of April 30, 2019.

Cl — Class

Ltd. — Limited

As of April 30, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended April 30, 2019, the Fund did not hold any Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $8,086,158,897)	$14,712,951,970
Receivable for Capital Shares Sold	60,402,295
Receivable for Investment Securities Sold	26,092,455
Dividends Receivable	467,854
Prepaid Expenses	136,840

Total Assets	14,800,051,414

Liabilities:
Payable for Investment Securities Purchased	22,297,131
Payable for Capital Shares Redeemed	11,563,894
Payable due to Adviser	11,363,678
Payable due to Administrator	330,737
Distribution Fees Payable (Retail Shares)	140,443
Payable due to Shareholder Servicing Agent (Retail Shares)	116,865
Payable due to Trustees	4,105
Chief Compliance Officer Fees Payable	2,100
Other Accrued Expenses	537,685

Total Liabilities	46,356,638

Net Assets	$14,753,694,776

Net Assets Consist of:
Paid-in Capital	$8,411,448,290
Total Distributable Earnings	6,342,246,486

$14,753,694,776

Net Asset Value, Offering and Redemption Price Per Share-Institutional Shares ($14,306,858,376 ÷ 410,094,836 shares)	$34.89

Net Asset Value, Offering and Redemption Price Per Share-Retail Shares ($446,836,400 ÷ 13,381,020 shares)	$33.39

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND FOR THE SIX MONTHS ENDED April 30, 2019 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$54,021,699
Income from Securities Lending	298,503

Total Investment Income	54,320,202

Expenses
Investment Advisory Fees	65,868,539
Administration Fees	1,953,815
Distribution Fees (Retail Shares)	517,760
Shareholder Servicing Fees (Retail Shares)	310,658
Trustees’ Fees	8,283
Chief Compliance Officer Fees	2,907
Transfer Agent Fees	679,215
Printing Fees	329,351
Custodian Fees	270,211
Registration Fees	127,952
Professional Fees	28,058
Insurance and Other Expenses	60,158

Total Expenses	70,156,907

Less:
Waiver of Investment Advisory Fees*	(3,344,496)
Fees Paid Indirectly**	(124,881)

Net Expenses	66,687,530

Net Investment Loss	(12,367,328)

Net Realized Loss on Investments	(236,457,889)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,865,794,574

Net Realized and Unrealized Gain on Investments	1,629,336,685

Net Increase in Net Assets Resulting from Operations	$1,616,969,357

*    See Note 5 in Notes to Financial Statements.

**    See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2019	Year Ended October
	(Unaudited)	31, 2018

Operations:
Net Investment Loss	$(12,367,328)	$(43,017,148)
Net Realized Gain (Loss) on Investments	(236,457,889)	620,885,620
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,865,794,574	783,640,182

Net Increase in Net Assets Resulting from Operations	1,616,969,357	1,361,508,654

Distributions
Institutional Shares	(553,346,690)	(138,427,793)
Retail Shares	(19,241,968)	(4,797,574)

Total Distributions	(572,588,658)	(143,225,367)

Capital Share Transactions:(1)
Institutional Shares
Issued	2,061,178,561	4,155,493,601
Reinvestment of Distributions	429,049,780	106,435,951
Redeemed	(1,988,612,637)	(2,940,189,253)

Net Institutional Shares Transactions	501,615,704	1,321,740,299

Retail Shares
Issued	62,919,510	208,981,546
Reinvestment of Distributions	17,754,884	4,530,681
Redeemed	(92,281,353)	(333,355,150)

Net Retail Shares Transactions	(11,606,959)	(119,842,923)

Net Increase in Net Assets from Share Transactions	490,008,745	1,201,897,376

Total Increase in Net Assets	1,534,389,444	2,420,180,663

Net Assets:
Beginning of Period	13,219,305,332	10,799,124,669

End of Period	$14,753,694,776	$13,219,305,332

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year/Period

	Institutional Shares
	Six Months	Year	Year	Year	Year	Year
	Ended April	Ended	Ended	Ended	Ended	Ended
	30, 2019	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.56	$29.35	$22.41	$22.67	$21.35	$17.46

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.03)	(0.11)	(0.09)	(0.07)	(0.02)	(0.04)
Net Realized and Unrealized Gain	3.79	3.70	7.51	0.52	2.34	4.16

Total from Operations	3.76	3.59	7.42	0.45	2.32	4.12

Dividends and Distributions:
Net Investment Income	—	—	—	(0.00)*	—	—
Net Realized Gain	(1.43)	(0.38)	(0.48)	(0.71)	(1.00)	(0.23)

Total Dividends and Distributions	(1.43)	(0.38)	(0.48)	(0.71)	(1.00)	(0.23)

Net Asset Value, End of Period	$34.89	$32.56	$29.35	$22.41	$22.67	$21.35

Total Return†	12.56%	12.37%	33.75%	2.15%	11.37%	23.89%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$14,306,858	$12,789,768	$10,290,880	$6,069,112	$4,753,281	$3,403,172
Ratio of Expenses to Average Net Assets	1.00%**	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.05%**	1.06%	1.07%	1.08%	1.09%	1.10%
Ratio of Net Investment Loss to Average Net Assets	(0.18)%**	(0.32)%	(0.36)%	(0.33)%	(0.10)%	(0.20)%
Portfolio Turnover Rate	15%***	19%	13%	31%	24%	41%

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.
*	Amount represents less than $0.01 per share.
**	Annualized
***	Not Annualized

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year/Period

	Retail Shares
	Six Months	Year	Year	Year	Year	Year
	Ended April	Ended	Ended	Ended	Ended	Ended
	30, 2019	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$31.30	$28.33	$21.74	$22.09	$20.91	$17.13

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.09)	(0.23)	(0.19)	(0.15)	(0.10)	(0.10)
Net Realized and Unrealized Gain	3.61	3.58	7.26	0.51	2.28	4.11

Total from Operations	3.52	3.35	7.07	0.36	2.18	4.01

Dividends and Distributions:
Net Realized Gain	(1.43)	(0.38)	(0.48)	(0.71)	(1.00)	(0.23)

Total Dividends and Distributions	(1.43)	(0.38)	(0.48)	(0.71)	(1.00)	(0.23)

Net Asset Value, End of Period	$33.39	$31.30	$28.33	$21.74	$22.09	$20.91

Total Return†	12.29%	11.97%	33.17%	1.77%	10.92%	23.71%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$446,837	$429,537	$508,244	$309,421	$297,947	$211,175
Ratio of Expenses to Average Net Assets	1.40%**	1.40%	1.40%	1.39%	1.39%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.45%**	1.46%	1.47%	1.47%	1.48%	1.45%
Ratio of Net Investment Loss to Average Net Assets	(0.57)%**	(0.73)%	(0.75)%	(0.71)%	(0.49)%	(0.53)%
Portfolio Turnover Rate	15%***	19%	13%	31%	24%	41%

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.
**	Annualized
***	Not Annualized

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

NOTES TO THE FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the Edgewood Growth Fund (the “Fund”) which offers two classes of shares: Institutional Shares and Retail Shares. The Fund is non-diversified and its investment objective is to provide long-term growth of capital. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2019, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2019, there have been no significant changes to the Fund’s fair value methodologies.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — The Fund may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time of the repurchase agreement is entered into are rated in the highest category by a nationally recognized

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that at rated in the highest category by an NRSRO, as determined by the Adviser. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Fund may be delayed or limited.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2019, the Fund did not incur any interest or penalties.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by the Fund.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2019, the Fund paid $1,953,815 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Retail Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Retail Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”) for the Retail Shares. Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Retail Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended April 30, 2019, the Fund’s Retail Shares incurred $310,658 of shareholder servicing fees, an effective rate of 0.15%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the six months ended April 30, 2019, the Fund earned cash management credits of $124,881 which were used to offset transfer agent expenses The amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Edgewood Management LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 28, 2020. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until February 28, 2020.

6.	Share Transactions:

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

Share Transactions:

Institutional Shares

Issued	65,110,503	127,748,384

Reinvested	15,171,493	3,582,507

Redeemed	(62,942,298)	(89,188,801)

Net Institutional Shares Transactions	17,339,698	42,142,090

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

Share Transactions:

Retail Shares

Issued	2,060,372	6,679,928

Reinvested	654,919	158,081

Redeemed	(3,059,002)	(11,051,060)

Net Retail Shares Transactions	(343,711)	(4,213,051)

Total Net Increase (Decrease) in Share
Transactions	16,995,987	37,929,039

7.	Investment Transactions:

For the six months ended April 30, 2019, the Fund made purchases of $1,962,722,189 and sales of $2,084,496,130 of investment securities other than long-term U.S. Government and short-term securities. The Fund had no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal year ended October 31, 2018 and 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2018	$75,054,714	$68,170,662	$ 143,225,376
2017	$0	$138,418,774	$ 138,418,774

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

As of October 31, 2018, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$53,085,171
Undistributed Long-Term Capital Gain	519,476,669
Other Temporary Differences	1
Unrealized Appreciation	4,725,303,946

Total Net Distributable Earnings	$5,297,865,787

Late-Year Loss Deferrals represent ordinary losses realized on investment transactions from January 1, 2018 through October 31, 2018, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2019 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$8,086,158,897	$6,626,793,073	$0	$6,626,793,073

9.	Concentration/Risks:

The Fund’s investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Non-Diversification Risk – The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

Small- and Medium-Capitalization Company Risk – To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Loans of Portfolio Securities:

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term instruments. As of April 30, 2019, the market value of the collateral received is $446,730,943 which is comprised of debt securities as mentioned above and valued using the previous day’s closing price in accordance with the lending relationship’s operating procedures. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. The securities lending agent (BNP Paribas Securities Services) and the Fund pay interest in the form of a premium with the remainder being retained by the Fund. The Fund records securities lending income net of such allocations. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. In the event of default, the Fund may use the collateral received to offset the position on the loan not returned by the borrower. As of April 30, 2019, the Fund had securities on loan with a market value of $437,733,613.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

11.	Other:

At April 30, 2019, 30% of Institutional and 73% of Retail total shares outstanding were held by 2 and 3 record shareholders, respectively, each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

12.	Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

13.	New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

14.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2018 to April 30, 2019).

The table on the next page illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return
Institutional Shares	$1,000	$1,125.60	1.00%	$5.27
Retail Shares	1,000	1,122.90	1.40	7.37

Hypothetical 5% Return
Institutional Shares	$1,000	$1,019.80	1.00%	$5.01
Retail Shares	1,000	1,017.90	1.40	7.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 26, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (continued)

and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (continued)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2019 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (continued)

The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

NOTES

Edgewood Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-791-4226

Investment Adviser:

Edgewood Management LLC

535 Madison Avenue 15th Floor

New York, New York 10022-4214

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

EMC-SA-001-1400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 9, 2019